                                   Exhibit 4



          OPINION AND CONSENT OF CRAIG K. NORDYKE, F.S.A., M.A.A.A.,
                  EXECUTIVE VICE PRESIDENT AND CHIEF ACTUARY

                                             RE:  33-58796



Gentlemen:

     In my capacity as Executive Vice President and Chief Actuary for Paragon Life Insurance Company, I have provided actuarial advice concerning: (a) the preparation of a registration statement for Separate Account B filed on Form S-6 with the Securities and Exchange Commission under the Securities Act of 1933 (the "Registration Statement") regarding the offer and sale of flexible premium variable life insurance policies (the "Policies"); and (b) the preparation of policy forms for the Policies described in the Registration Statement.

It is my professional opinion that:

    1. The illustrations of cash values, cash surrender values, death benefits, and accumulated premiums in the Appendix to the prospectus contained in the Registration Statement are based on the assumptions stated in the illustration, and are consistent with the provisions of the Policies. The rate structure of the Policies has not been designed so as to make the relationship between premiums and benefits, as shown in the illustrations, appear to be more favorable to prospective purchasers of Policies aged 45 or 50 in the rate class illustrated than to prospective purchasers of Policies at other ages.

     2. The information contained in the examples set forth in the section of the prospectus entitled "Death Benefits", is based on the assumption stated in the examples, and is consistent with the provisions of the Policies.

I hereby consent to the filing of this opinion as an exhibit to the Post-Effective Amendment No. 11 to the Registration Statement and to the use of my name under the heading "Experts" in the prospectus.


                    /s/
                    Craig K. Nordyke, FSA, MAAA
                    Executive Vice President and Chief Actuary

                                              RE:  33-58796
                                                   Prospectus 2 (Dean Witter)


Gentlemen:

In my capacity as Executive Vice President and Chief Actuary for Paragon Life Insurance Company, I have provided actuarial advice concerning: (a) the preparation of a registration statement for Separate Account B filed on Form S-6 with the Securities and Exchange Commission under the Securities Act of 1933 (the "Registration Statement") regarding the offer and sale of flexible premium variable life insurance policies (the "Policies"); and (b) the preparation of policy forms for the Policies described in the Registration Statement.

It is my professional opinion that:

     1. The illustrations of cash values, cash surrender values, death benefits, and accumulated premiums in the Appendix to the prospectus contained in the Registration Statement, are based on the assumptions stated in the illustration, and are consistent with the provisions of the Policies. The rate structure of the Policies has not been designed so as to make the relationship between premiums and benefits, as shown in the illustrations, appear to be more favorable to prospective purchasers of Policies aged 45 or 50 in the rate class illustrated than to prospective purchasers of Policies at other ages.

     2. The information contained in the examples set forth in the section of the prospectus entitled "Death Benefits", is based on the assumption stated in the examples, and is consistent with the provisions of the Policies.

I hereby consent to the filing of this opinion as an exhibit to the Post-Effective Amendment No. 11 to the Registration Statement and to the use of my name under the heading "Experts" in the prospectus.


                       /s/
                       Craig K. Nordyke, FSA, MAAA
                       Executive Vice President and Chief Actuary

                                             RE:  33-58796
                                                  Prospectus 3 (Putnam)



Gentlemen:

In my capacity as Executive Vice President and Chief Actuary for Paragon Life Insurance Company, I have provided actuarial advice concerning: (a) the preparation of a registration statement for Separate Account B filed on Form S-6 with the Securities and Exchange Commission under the Securities Act of 1933 (the "Registration Statement") regarding the offer and sale of flexible premium variable life insurance policies (the "Policies"); and (b) the preparation of policy forms for Policies described in the Registration Statement.

It is my professional opinion that:

    1. The illustrations of cash values, cash surrender values, death benefits, and accumulated premiums in the Appendix to the prospectus contained in the Registration Statement, are based on the assumptions stated in the illustration, and are consistent with the provisions of the Policies. The rate structure of the Policies has not been designed so as to make the relationship between premiums and benefits, as shown in the illustrations, appear to be more favorable to prospective purchasers of Policies aged 45 or 50 in the rate class illustrated than to prospective purchasers of Policies at other ages.

     2. The information contained in the examples set forth in the section of the prospectus entitled "Death Benefits", is based on the assumption stated in the examples, and is consistent with the provisions of the Policies.

I hereby consent to the filing of this opinion as an exhibit to the Post-Effective Amendment No. 11 to the Registration Statement and to the use of my name under the heading "Experts" in the prospectus.


                    /s/
                    Craig K. Nordyke, FSA, MAAA
                    Executive Vice President and Chief Actuary

                                             RE:  33-58796
                                                  Prospectus 4 (MFS)



Gentlemen:

In my capacity as Executive Vice President and Chief Actuary for Paragon Life Insurance Company, I have provided actuarial advice concerning: (a) the preparation of a registration statement for Separate Account B filed on Form S-6 with the Securities and Exchange Commission under the Securities Act of 1933 (the "Registration Statement") regarding the offer and sale of flexible premium variable life insurance policies (the "Policies"); and (b) the preparation of policy forms for Policies described in the Registration Statement.

It is my professional opinion that:

    1. The illustrations of cash values, cash surrender values, death benefits, and accumulated premiums in the Appendix to the prospectus contained in the Registration Statement, are based on the assumptions stated in the illustration, and are consistent with the provisions of the Policies. The rate structure of the Policies has not been designed so as to make the relationship between premiums and benefits, as shown in the illustrations, appear to be more favorable to prospective purchasers of Policies aged 45 or 50 in the rate class illustrated than to prospective purchasers of Policies at other ages.

     2. The information contained in the examples set forth in the section of the prospectus entitled "Death Benefits", is based on the assumption stated in the examples, and is consistent with the provisions of the Policies.

I hereby consent to the filing of this opinion as an exhibit to the Post-Effective Amendment No. 11 to the Registration Statement and to the use of my name under the heading "Experts" in the prospectus.


                    /s/
                    Craig K. Nordke, FSA, MAAA
                    Executive Vice President and Chief Actuary

                                       RE:  33-58796

                                       Prospectus #5 (Multi-Manager)

Gentlemen:

In my capacity as Executive Vice President and Chief Actuary for Paragon Life Insurance Company, I have provided actuarial advice concerning: (a) the preparation of a registration statement for Separate Account B filed on Form S-6 with the Securities and Exchange Commission under the Securities Act of 1933 (the "Registration Statement") regarding the offer and sale of flexible premium variable life insurance policies (the "Policies"); and (b) the preparation of policy forms for the Policies described in the Registration Statement.

It is my professional opinion that:

     1. The illustrations of cash values, death benefits, and accumulated premiums in the Appendix to the prospectuses contained in the Registration Statement, are based on the assumptions stated in the illustration, and are consistent with the provisions of the Policies. The rate structure of the Policies has not been designed so as to make the relationship between premiums and benefits, as shown in the illustrations, appear to be more favorable to prospective purchasers of Policies aged 45 in the rate class illustrated than to prospective purchasers of Policies at other ages.

     2. The information contained in the examples set forth in the section of the prospectus entitled "Death Benefits", is based on the assumption stated in the examples, and is consistent with the provisions of the Policies.

I hereby consent to the filing of this opinion as an exhibit to the Post-Effective Amendment No. 11 to the Registration Statement and to the use of ny name under the heading "Experts" in the prospectus.



                  /s/
                  Craig K. Nordyke, FSA, MAAA
                  Executive Vice President and Chief Actuary